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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported):  January 30, 1997
                                                       ----------------------


                          WESTERN COUNTRY CLUBS, INC.
             (Exact name of registrant as specified in its charter)


                                    COLORADO
         (State or other jurisdiction of incorporation or organization)


           000-24058                                     84-1131343
   (Commission File Number)                 (I.R.S. Employer Identification No.)


          5218 CLASSEN BOULEVARD
       OKLAHOMA CITY, OKLAHOMA                                73118
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:  405-848-0996
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  SECTION 304(a)(1):

       (i) On January 30, 1997, Western Country Clubs, Inc. (the "Company") dismissed the accounting firm of Causey, Demgen & Moore, Inc., Denver, who have acted as certifying accountants for the Company for the years ending December 31, 1993, 1994 and 1995.

       (ii) None of the prior certifying accountants' reports on the Company's financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principle. The prior accountant did decline to express an opinion on the financial statements of a partnership entity in which the Company holds an ownership interest due to scope limitations. In that situation, Causey, Demgen & Moore, Inc. was not able to obtain written representations from partnership's management and legal counsel.

       (iii) The change of principal accountants was approved by the Company's Board of Directors on January 29, 1997.

       (iv) The Company is unaware of any disagreement with Causey, Demgen & Moore, Inc., on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which would have caused said accountants to make reference to the subject matter in connection with any report issued by same.

(b)    SECTION 304(a)(2):

       (2) Effective January 30, 1997, the Company has engaged the accounting firm of Gross, Collins & Cress, P.C., Atlanta, Georgia, to act as certifying accountants for the year ending December 31, 1996.

       (i) The application of accounting principles to a specific completed or contemplated transaction, or to the type of audit opinion that might be rendered was not an important factor in the decision to change accounting firms.

       (ii)   (not applicable)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) The following exhibits are filed with this report:

         4.0 Statement of prior certifying accountant in response to the information disclosed herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.



                                                 Western Country Clubs, Inc.


                                                 /s/  Ted W. Strickland
                                                 ------------------------------
                                                 Ted W. Strickland, Chief
                                                 Financial Officer

Date:   February 6, 1997




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                                 EXHIBIT INDEX

                                                               SEQUENTIALLY
EXHIBIT NO.                EXHIBIT NAME                        NUMBERED PAGE
-----------                ------------                        -------------
       4.0         Statement of prior certifying accountant           5
                   in response to the information disclosed
                   herein.




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